UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
        January 17, 2008

AMEREN CORPORATION
(Exact name of registrant as specified in its charter)

Missouri	1-14756	43-1723446
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1901 Chouteau Avenue, St. Louis, Missouri 63103
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code:  (314) 621-3222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On January 17, 2008, Ameren Corporation (the “Registrant”) issued a press release announcing that it was refining its 2007 earnings guidance range and establishing a long-term earnings growth forecast through 2010.  The press release is attached as Exhibit 99.1 and is incorporated herein by reference.  The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act.

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number:	Title:
99.1	Press release regarding refining of 2007 earnings guidance range and establishment of a long-term earnings growth forecast through 2010, issued on January 17, 2008 by Ameren Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMEREN CORPORATION
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Senior Vice President and
Chief Accounting Officer

Date:  January 17, 2008

Exhibit Index

EXHIBIT NUMBER:	TITLE:
99.1	Press release regarding refining of 2007 earnings guidance range and establishment of a long-term earnings growth forecast through 2010, issued on January 17, 2008 by Ameren Corporation.